Exhibit 10.4

Security Agreement

THIS SECURITY AGREEMENT (the “Agreement”) is made 6th day of July 2011.

GRANTED BY:

IMPACT TECHNOLOGIES INC., a Corporation incorporated pursuant to the laws of the state of Nevada having an address at 611-1685 H Street, Blaine, Washington USA 98230

(the “Debtor”)

IN FAVOUR OF:

SWEBBY INC., a corporation incorporated pursuant to the federal laws of Canada having a registered address at Unit 203, 1428 West 6th Avenue, Vancouver, British Columbia, V6H 4H4

(the “Secured Party”)

1.

Definitions

In construing this Agreement, such terms as are defined in the PPSA shall have the same meaning as that ascribed to them in the PPSA and otherwise, in this Agreement:

(a)

“Business Day” means any day other than a Saturday, Sunday or statutory holiday in the province referred to in the “Governing Law” section of this Agreement;

(b)

“Collateral” has the meaning given in Section 2 of this Agreement;

(c)

“Default” means the occurrence of any of the following events or conditions:

(i)

the Debtor does not pay any of the Liabilities when due;

(ii)

the Debtor does not observe or perform any of the Debtor’s obligations under this Agreement or any other agreement or document existing at any time between the Debtor and the Secured Party;

(iii)

any representation, warranty or statement made by or on behalf of the Debtor to the Secured Party, in this Agreement or otherwise, is untrue in any material respect when made;

(iv)

the Debtor ceases or threatens to cease to carry on in the normal course all or any material part of the Debtor’s business;

(v)

there is, in the Secured Party’s opinion (acting reasonably), a change in effective control of the Debtor;

(vi)

the Debtor becomes insolvent or bankrupt, or makes or files a proposal, a notice of intention to make a proposal or an assignment for the benefit of creditors under the Bankruptcy and Insolvency Act (Canada) or comparable legislation in Canada or any other jurisdiction; a petition in bankruptcy is filed against the Debtor; or proceedings are initiated under any legislation by or against the Debtor seeking its liquidation, winding-up, dissolution or reorganization or any arrangement or composition of its debts;

(vii)

a Receiver, trustee, custodian or other similar official is appointed in respect of the Debtor or any of the Collateral;

(viii)

any Person holding a Security Interest in respect of any part of the Collateral takes possession of all or any material part of the Collateral, or a distress, execution or other similar process is levied against all or any material part of the Collateral;

(ix)

the Debtor changes its name without giving the Secured Party at least 30 days’ prior written notice of the proposed name change;

(x)

the Debtor challenges or threatens to challenge the validity or enforceability of this Agreement or the Security Interests created by this Agreement; or

(xi)

the Secured Party, acting in good faith and upon commercially reasonable grounds, believes that the prospect of payment or performance of any of the Liabilities is or is about to be impaired or that all or any material part of the Collateral is or is about to be placed in jeopardy;

(d)

 “Liabilities” means all present and future indebtedness, liabilities and obligations of every kind, nature and description (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured, voluntary or involuntary) of the Debtor to the Secured Party pursuant to the Purchase Agreement, wherever and however incurred.

(e)

“Money” has the meaning given to it in the PPSA or, if there is no such meaning given in the PPSA, means a medium of exchange authorized or adopted by the Parliament of Canada as part of the currency of Canada, or by a foreign government as part of its currency.

(f)

“PPSA” means the Personal Property Security Act of the Province of British Columbia, as such legislation may be amended, renamed or replaced from time to time (and includes all regulations from time to time made under such legislation);

(g)

“Person” will be broadly interpreted and includes an individual, a corporation, a limited liability company, a partnership, a trust, a joint venture, an association, an unincorporated organization, the government of a country or any political subdivision thereof, any agency or department of any such government, a regulatory agency or any other juridical entity and the heirs, executors, administrators or other legal representatives of an individual.

(h)

“Proceeds” has the meaning given in Section 2 of this Agreement.

(i)

“Purchase Agreement” means the asset purchase agreement dated June 27, 2011 between the Debtor, the Secured Party, Lennox Ong, David Duprey and Digagogo Ventures Corp.

(j)

“Receiver” means a receiver, a manager or a receiver and manager.

(k)

“Security Interest” means any mortgage, charge, pledge, hypothecation, lien (statutory or otherwise), assignment, finance lease, title retention agreement or arrangement, security interest or other encumbrance or adverse claim of any nature, or any other security agreement or arrangement creating in favour of any creditor a right in respect of a particular property.

2.

Security Interest(s)

In consideration of the terms and covenants contained in this Agreement and as general and continuing collateral security for the due payment and performance of the Liabilities by the Debtor to the Secured Party, the Debtor grants to the Secured Party a Security Interest in the Assets acquired by the Debtor from the Vendor pursuant to the Purchase Agreement and as defined by the Purchase Agreement, wherever located, whether in the possession of the Debtor or any other Person and whether located on Debtor’s property or elsewhere, and all improvements, replacements, accessions and additions thereto and embedded software included therein (collectively referred to as the “Collateral”), together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, (a) all accounts, contract rights, chattel paper (whether electronic or tangible), instruments, promissory notes, documents, general intangibles, payment intangibles and other rights to payment of every kind now or at any time hereafter arising from any such sale, lease, collection, exchange or other disposition of any of the foregoing, (b) all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and (c) all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing (collectively referred to as the “Proceeds”).

3.

Exclusions

The Security Interest granted hereby shall not extend or apply to and the Collateral shall not include:

(a)

any personal property held in trust by the Debtor and lawfully belonging to others;

(b)

the last day of the term reserved by any lease or any agreement therefor provided that the Debtor shall hold such last day in trust for the Secured Party and, upon Default, will assign the same as directed by the Secured Party, or

(c)

any consumer goods of the Debtor.

4.

Attachment

The Debtor confirms that value has been given by the Secured Party to the Debtor, that the Debtor has rights in the Collateral (other than after-acquired property) and that the Debtor and the Secured Party have not agreed to postpone the time for attachment of the Security Interests created by this Agreement to any of the Collateral.  The Security Interests created by this Agreement will have effect and be deemed to be effective whether or not the Liabilities or any part thereof are owing or in existence before or after or upon the date of this Agreement.  Neither the execution of this Agreement nor any advance of funds shall oblige the Secured Party to advance any funds or any additional funds.

5.

Representations and Warranties

The Debtor represents and warrants to the Secured Party that:

(a)

the Debtor, if a corporation, is duly incorporated, properly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b)

except for (i) the Security Interests created by this Agreement, and (ii) any other Security Interests permitted in writing by the Secured Party, the Debtor owns (or, with respect to any leased or licensed property forming part of the Collateral, holds a valid leasehold or licensed interest in) the Collateral free and clear of any Security Interests;

(c)

no security agreement, financing statement or other notice with respect to any or all of the Collateral is on file or on record in any public office, except for filings in favour of, or permitted in writing by, the Secured Party.

(d)

the Debtor has full power and authority to grant to the Secured Party the Security Interests created by this Agreement and to execute, deliver and perform its obligations under this Agreement, and such execution, delivery and performance does not contravene any of the Debtor’s constating documents or by-laws or any agreement, instrument or restriction to which the Debtor is a party or by which the Debtor or any of the Collateral is bound;

(e)

this Agreement has been duly authorized, executed and delivered by the Debtor and is a valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms, subject only to bankruptcy, insolvency, liquidation, reorganization, moratorium and other similar laws generally affecting the enforcement of creditors’ rights, and to the fact that equitable remedies (such as specific performance and injunction) are discretionary remedies;

(f)

neither the Debtor nor any subsidiary is a party to or bound by any contract or agreement that will materially adversely affect the business, properties, operations, or financial condition of either the Debtor or any subsidiary;

6.

Debtor’s Covenants

The Debtor covenants with the Secured Party that:

(a)

the Debtor shall duly pay to the Secured Party the Liabilities secured by this Agreement or any other contract or agreement entered into with the Secured Party;

(b)

the Debtor shall duly pay all taxes, rates, or other impositions imposed by any lawful authority on the Collateral or on the Secured Party in respect of the Collateral, except where the validity of any tax, rate, or other imposition is being contested by the Debtor in good faith and the Debtor has satisfied the Secured Party that the contestation will not involve forfeiture of all or any part of the Collateral;

(c)

the Debtor will observe and perform all obligations and all matters and things necessary or expedient to be observed or performed under or by virtue of any lease, licence, concession, or other franchise forming part of the Collateral in order to preserve, protect, and maintain all the rights of the Secured Party and Debtor under this Agreement;

(d)

the Debtor shall duly exercise every right of renewal of any lease, licence, concession, and franchise, and shall obtain a new lease, licence, concession, or franchise for the longest time or times, if advantageous, and upon the most favourable terms obtainable, including all rights of further renewal, and shall forthwith assign to the Secured Party any new or renewal lease, licence, concession, or franchise that forms a part of or is related to the Collateral;

(e)

the Debtor will pay on demand, and will indemnify and save the Secured Party harmless from, any and all liabilities, costs and expenses (including legal fees and expenses on a solicitor and own client basis and any sales, goods and services or other similar taxes payable to any governmental authority with respect to any such liabilities, costs and expenses) (i) with respect to, or resulting from, any failure or delay by the Debtor in performing or observing any of its obligations under this Agreement, or (ii) incurred by the Secured Party in performing or observing any of the other covenants of the Debtor under this Agreement;

(f)

the Debtor will not create, incur or permit to exist, and will defend the Collateral against, and will take such other action as is necessary to remove, any and all Security Interests in and other claims affecting the Collateral, other than the Security Interests created by this Agreement or as permitted in writing by the Secured Party, and the Debtor will defend the right, title and interest of the Secured Party in and to the Collateral against the claims and demands of all Persons;

(g)

the Debtor will advise the Secured Party promptly, in reasonable detail, of (i) any Security Interest (other than the Security Interests created by this Agreement and any Security Interest permitted in writing by the Secured Party) on, or claim asserted against, any of the Collateral, (ii) the occurrence of any event, claim or occurrence that could reasonably be expected to have a material adverse effect on the value of the Collateral or on the Security Interests created by this Agreement, (iii) any change in the location of any place of business (including additional locations) or the chief executive office of the Debtor, (iv) any change in the name of the Debtor, (vi) any merger or amalgamation of the Debtor with any other Person, and (v) any material loss of or damage to any of the Collateral;

(h)

the Debtor, if a corporation, shall, at all times, maintain its corporate existence; and

(i)

the Debtor shall forthwith, from time to time, execute all deeds and documents and do all things that, in the opinion of the Secured Party, are necessary or advisable to better reflect the intent of this Agreement.

7.

Survival of Representations and Warranties

All agreements, representations, warranties and covenants made by the Debtor in this Agreement are material, will be considered to have been relied on by the Secured Party and will survive the execution and delivery of this Agreement or any investigation made at any time by or on behalf of the Secured Party and any disposition or payment of the Liabilities until repayment and performance in full of the Liabilities and termination of all rights of the Debtor that, if exercised, would result in the existence of Liabilities.

8.

Further Amendments

The Debtor acknowledges that this Agreement has been prepared based on the existing laws in the Province of British Columbia and that a change in such laws, or the laws of other jurisdictions, may require the execution and delivery of different forms of security documentation.  Accordingly, the Debtor agrees that the Secured Party will have the right to require that this Agreement be amended, supplemented or replaced, and that the Debtor will immediately on request by the Secured Party authorize, execute and deliver any such amendment, supplement or replacement (i) to reflect any changes in such laws, whether arising as a result of statutory amendments, court decisions or otherwise, (ii) to facilitate the creation and registration of appropriate security in all appropriate jurisdictions, or (iii) if the Debtor merges or amalgamates with any other Person or enters into any corporate reorganization, in each case in order to confer on the Secured Party, Security Interests similar to, and having the same effect as, the Security Interests created by this Agreement.

9.

Loss, Injury or Destruction

The loss, injury, or destruction of the Collateral shall not operate in any manner to release the Debtor from its liabilities to the Secured Party.

10.

Default

On Default, all of the Liabilities will, at the option of the Secured Party, become immediately due and payable and the Security Interest constituted by this Agreement will become enforceable, and the Secured Party may, personally or through a Receiver or an agent, at such time or times as the Secured Party in its discretion may determine, do any one or more of the following:

(a)

exercise all of the rights and remedies granted to secured parties under the PPSA and any other applicable statute, or otherwise available to the Secured Party at law or in equity;

(b)

demand possession of any or all of the Collateral, in which event the Debtor will, at the expense of the Debtor, immediately cause the Collateral designated by the Secured Party to be assembled and made available and/or delivered to the Secured Party at any place designated by the Secured Party;

(c)

enter on any premises where any Collateral is located and take possession of, disable or remove such Collateral;

(d)

hold, store and keep idle, or operate, lease or otherwise use or permit the use of, any or all of the Collateral for such time and on such terms as the Secured Party may determine, and demand, collect and retain all earnings and other sums due or to become due from any Person in respect of any of the Collateral;

(e)

seize, collect, receive, enforce or otherwise deal with any Collateral in such manner, on such terms and conditions and at such times as the Secured Party deems advisable;

(f)

realize on any or all of the Collateral and sell, lease, assign, give options to purchase, or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the above), in one or more parcels at any public or private sale, at any exchange, broker’s board or office of the Secured Party or elsewhere, on such terms and conditions as the Secured Party may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery;

(g)

apply to a court of competent jurisdiction for the sale or foreclosure of any or all of the Collateral;

(h)

at any public sale, and to the extent permitted by law on any private sale, bid for and purchase any or all of the Collateral offered for sale and, upon compliance with the terms of such sale, hold, retain and dispose of such Collateral without any further accountability to the Debtor or any other Person with respect to such holding, retention or disposition, except as required by law and in any such sale to the Secured Party, the Secured Party may, for the purpose of making payment for all or any part of the Collateral so purchased, use any claim for Liabilities then due and payable to it as a credit against the purchase price; and

(i)

pay any liabilitiessecured by any Security Interest against any Collateral, but the Debtor shall immediately on demand reimburse the Secured Party for all such payments.

11.

Exercise of Remedies on Default

The Secured Party may exercise any or all of the rights and remedies set out in Section 10 without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except as required by applicable law) to or on the Debtor or any other Person, and the Debtor by this Agreement waives each such demand, presentment, protest, advertisement and notice to the extent permitted by applicable law.  None of the above rights or remedies will be exclusive of or dependent on or merge in any other right or remedy, and one or more of such rights and remedies may be exercised independently or in combination from time to time.  Without prejudice to the ability of the Secured Party to dispose of the Collateral in any manner which is commercially reasonable, the Debtor acknowledges that a disposition of Collateral by the Secured Party which takes place substantially in accordance with the following provisions will be deemed to be commercially reasonable:

(i)

Collateral may be disposed of in whole or in part;

(ii)

Collateral may be disposed of by public auction, public tender or private contract, with or without advertising and without any other formality;

(iii)

any purchaser or lessee of Collateral may be a customer of the Secured Party;

(iv)

a disposition of Collateral may be on such terms and conditions as to credit or otherwise as the Secured Party, in is sole discretion, may deem advantageous; and

(v)

the Secured Party may establish an upset or reserve bid or price in respect of the Collateral.

12.

Receiver

Any Receiver appointed by the Secured Party shall be deemed the agent of the Debtor and not the Secured Party, and the Secured Party shall not be in any way responsible for any misconduct, negligence, or nonfeasance on the part of any such Receiver, his servants, agents or employees.  Subject to the provisions of the instrument appointing him or her and to the extent permitted by law, any Receiver shall have all the powers of the Secured Party hereunder and, in addition, shall have power, to the exclusion of all others including the Debtor, to enter upon, use and occupy all premises owned or occupied by the Debtor wherein the Collateral may be situated, maintain the Collateral upon such premises, borrow Money on a secured or unsecured basis and use the Collateral directly in carrying on the Debtor's business or as security for loans or advances to enable him to carry on the Debtor's business or otherwise, as such Receiver shall, in his discretion, determine.  Except as may be otherwise directed by the Secured Party, all Money received from time to time by such Receiver in carrying out his appointment shall be received in trust for and paid over to the Secured Party.  The Debtor agrees to pay all costs, charges and expenses reasonably incurred by the Secured Party or any Receiver appointed by the Secured Party, whether directly or for services rendered (including reasonable solicitors and auditors costs and other legal expenses and Receiver remuneration), in preparing or enforcing this Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of the Collateral and in enforcing or collecting the Liabilities.  All such costs, charges and expenses, together with any amounts owing as a result of any borrowing by the Secured Party or any Receiver appointed by it, as permitted hereby, shall be a first charge on the Proceeds of realization, collection or disposition of the Collateral and shall be secured hereby.

13.

Application of Proceeds

Subject to the claims of any of the creditors of the Debtor ranking in priority to this Security Interest, all amounts realized from the disposition of the Collateral pursuant to this Agreement will be applied as the Secured Party, in its absolute discretion, may direct as follows:

(a)

in payment of all costs, charges and expenses (including legal fees and disbursements on a solicitor and client basis) incurred by the Secured Party in connection with or incidental to:

(i)

the exercise by the Secured Party of all or any of the powers granted to it pursuant to this Agreement; and

(ii)

the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to it pursuant to this Agreement, including the Receiver's reasonable remuneration and all amounts properly payable by the Receiver;

(b)

in or toward payment to the Secured Party of all principal and other Monies (except interest) due in respect of the Liabilities; and

(c)

in or toward payment to the Secured Party of all interest remaining unpaid in respect of the Liabilities.

If the amounts realized from the disposition of the Collateral are not sufficient to pay all of the monetary Liabilities in full, then the Debtor covenants to pay to the Secured Party upon demand any deficiency to which the Secured Party may be entitled by law and the Debtor will remain liable for any Liabilities that are outstanding following realization of all or any part of the Collateral and the application of the Proceeds thereof.

14.

PPSA Notices

The Secured Party will give the Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of the Collateral is to be made, as may be required by the PPSA.

15.

Proceeds Held In Trust

All Proceeds from the sale or other disposition of any Collateral under this Agreement realized by the Debtor or any agent on the Debtor’s behalf shall be held in trust by the Debtor for the Secured Party.

16.

Appointment of Secured Party as Attorney

The Debtor hereby appoints the Secured Party and any officer or agent of the Secured Party, with full power of substitution, as the Debtor’s true and lawful attorney-in-fact with full power and authority in the place of the Debtor and in the name of the Debtor or in its own name, from time to time in the Secured Party’s discretion after a Default, to take any and all appropriate action and to execute any and all documents and instruments as, in the opinion of such attorney acting reasonably, may be necessary or desirable to accomplish the purposes of this Agreement.  These powers are coupled with an interest and are irrevocable until this Agreement is terminated and the Security Interests created by this Agreement are released.  Nothing in this Section affects the right of the Secured Party as secured party or any other Person on the Secured Party’s behalf, to sign and file or deliver (as applicable) all such financing statements, financing change statements, notices, verification agreements and other documents relating to the Collateral and this Agreement as the Secured Party or such other Person considers appropriate.  If the Debtor fails to perform or comply with any of the obligations of the Debtor under this Agreement, the Secured Party may, but need not, perform or otherwise cause the performance or compliance of such obligation, provided that such performance or compliance will not constitute a waiver, remedy or satisfaction of such failure.  The expenses of the Secured Party incurred in connection with any such performance or compliance will be payable by the Debtor to the Secured Party immediately on demand, and until paid, any such expenses will form part of the Liabilities and will be secured by the Security Interests created by this Agreement.

17.

Forbearance Not Waiver

No delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any Liabilities shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

18.

Extensions of Time

The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle or grant releases and discharges and otherwise deal with the Debtor, sureties and others or with the Collateral and other security as the Secured Party may see fit without prejudice to the liability of the Debtor or the Secured Party's right to hold and realize the Security Interest.

19.

Remedy Defaults

The Secured Party may remedy any Default by the Debtor hereunder or with respect to any Liabilities in any reasonable manner without waiving the Default remedied and without waiving any other prior or subsequent Default by the Debtor.

20.

Use of Debtor's Name

The Secured Party may demand, collect and sue on the Collateral in either the Debtor's or the Secured Party's name, at the Secured Party's option, and may endorse the Debtor's name on any and all cheques, commercial paper, and any other instruments pertaining to or constituting the Collateral.

21.

Rights Cumulative

All rights and remedies of the Secured Party set out in this Agreement are cumulative and no right or remedy contained herein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or in any existing or future security agreement, now or hereafter existing at law, in equity or by statute, or pursuant to any other agreement between the Debtor and the Secured Party that may be in effect from time to time.

22.

No Liability For Failure to Exercise Remedies

The Secured Party shall not be liable or accountable for any delay or failure to exercise its remedies, take possession of, seize, collect, realize, sell, lease or otherwise dispose of or obtain payment for the Collateral.  The Secured Party shall not be bound to institute proceedings for such purposes or for the purpose of preserving any rights, remedies or powers of the Secured Party, the Debtor or any other Person in respect of the Collateral.

23.

Limitation of Liability

The Secured Party shall not be liable by reason of any entry into or taking possession of any of the Collateral hereby charged or intended so to be or any part thereof, to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or any act or omission for which a secured party in possession might be liable.  The Debtor acknowledges and agrees that any and all payments, responsibilities, obligations and liabilities in respect of the Collateral shall remain those of the Debtor and no such payments, responsibilities, obligations or liabilities are assigned hereby nor are assumed or incurred by the Secured Party hereunder.

24.

Release by Debtor

The Debtor hereby releases and discharges the Secured Party and the Receiver from every claim of every nature, whether sounding in damages or not, which may arise or be caused to the Debtor or any Person claiming through or under the Debtor by reason or as a result of any act or omission of the Secured Party or any successor or assign claiming through or under the Secured Party or the Receiver under the provisions of this Agreement unless such claim is the result of dishonesty or gross neglect.

25.

Performance by Secured Party

Nothing herein shall obligate the Secured Party to assume or perform any obligation of the Debtor to any third party in respect or arising out of the Collateral.  The Debtor agrees to indemnify and save harmless the Secured Party from any and all claims of such third parties.  The Secured Party may however at its option assume or perform any such obligations which the Secured Party considers necessary or desirable to obtain the benefit of the Collateral, or any part thereof, free of any set-off, deduction or abatement and any Money so expended by the Secured Party shall form part of the Liabilities and shall bear interest at the highest rate per annum from time to time charged by the Secured Party on any of the other Liabilities.

26.

Ongoing Filings

The Debtor hereby authorizes the Secured Party to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying the Collateral or any permitted encumbrances affecting the Collateral or identifying the locations at which the Debtor's business is carried on and the Collateral and records relating thereto) as the Secured Party may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral and to realize upon the Security Interest.  The Debtor hereby acknowledges receipt of a copy of this Agreement and waives all right to receive from the Secured Party a copy of any financing statement, financing change statement or verification statement filed at any time in respect of this Agreement.

27.

Set Off of Amounts Owing to Debtor

Without limiting any other right of the Secured Party, whenever any Liabilities are immediately due and payable or the Secured Party has the right to declare any Liabilities to be immediately due and payable (whether or not it has so declared), the Secured Party may, in its sole discretion, set off against any monetary Liabilities and all amounts then owed to the Debtor by the Secured Party in any capacity, whether or not due, and the Secured Party shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on the Secured Party's records subsequent thereto.

28.

Governing Law

The Debtor expressly declares that any action or proceeding brought upon this Agreement, or other agreement referred to in this Agreement, may be brought, and the place of trial shall be at the judicial district in British Columbia or the judicial district outside British Columbia selected by the Secured Party, and that the law of British Columbia shall apply to this Agreement and to any action or proceeding brought under this Agreement.

29.

No Other Representations

There are no representations, warranties, agreements, or conditions, expressed or implied, statutory or otherwise, affecting the rights and liabilities of the parties or the attributes of the Collateral other than as specifically contained in this Agreement.

30.

Waiver of Protest

The Debtor waives protest of any instrument constituting the Collateral at any time held by the Secured Party on which the Debtor is in any way liable and, subject to Section 14, notice of any other action taken by the Secured Party.  In any action brought by an assignee of this Agreement and the Security Interest or any part thereof to enforce any rights hereunder, the Debtor shall not assert against the assignee any claim or defence which the Debtor now has or hereafter may have against the Secured Party.

31.

Assignment and Enurement

This Agreement is not assignable by the Debtor, and all its covenants and conditions shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors, and assigns.  This Agreement may be assigned by the Secured Party.

32.

Notice

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by mail, registered mail or courier service and shall be deemed to have been given when delivered by hand, by courier service or registered or certified mail, facsimile transmission or by any other electronic means of communication in writing.  Notice shall be effective: (a) for notice personally delivered, as of the date personally delivered by hand or courier service; (b) for notice sent by mail, on the earlier of date of receipt or three (3) Business Days after the postmark date; (c) for notice sent by facsimile, at the date of receipt by the sender of the confirmation of facsimile transmission; or (d) for notice sent via other electronic means of communication in writing, the date and time of receipt of such electronic communication by the recipient.

33.

Discharge

Upon payment and performance by the Debtor of the Liabilities, the Secured Party shall, upon request in writing by the Debtor, deliver up this Agreement to the Debtor and shall at the expense of the Debtor cancel and discharge the Security Interests hereby created and execute and deliver to the Debtor such documents as shall be requisite to discharge the Security Interests hereby created.

34.

Security Interests Effective Immediately

Neither the execution of, nor any filing with respect to this Agreement shall bind the Secured Party to grant any credit to the Debtor, but the Security Interest hereby created shall take effect forthwith upon the execution of this Agreement by the Debtor.

35.

Statutory Waivers

To the fullest extent permitted by law, the Debtor waives all of the rights, benefits and protection given by the provisions of any existing or future statute which imposes limitations upon the rights, remedies or powers of a Secured Party or upon the methods of realization of security, including any seize or sue or anti-deficiency statute or any similar provisions of any other statute.

36.

Provisions Reasonable

The Debtor acknowledges that the provisions of this Agreement and, in particular, those respecting rights, remedies and powers of the Secured Party and any Receiver against the Debtor, its business and any Collateral upon a Default, are commercially reasonable and not manifestly unreasonable.

37.

Release of Information

The Debtor hereby authorizes the Secured Party to provide a copy of this Agreement and such other information (including full details of the Liabilities) as may be requested of the Secured Party by Persons entitled thereto under the PPSA.

38.

No Merger or Novation

This Agreement shall not operate so as to create any merger or discharge of any of the Liabilities, or any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest of any form held or which may hereafter be held by the Secured Party from the Debtor or from any other Person whomsoever.  The taking of a judgment with respect to any of the Liabilities will not operate as a merger of any of the covenants contained in this Agreement.

39.

Title

All ownership interests and all other rights and title to the Collateral subject to a purchase money security interest under this Agreement are acknowledged by the Debtor to remain, and title to the same is, with the Secured Party.

40.

Rights and Remedies Cumulative and Deed

The rights and remedies conferred upon the Secured Party in this Agreement shall be cumulative and not alternative and shall be in addition to and not in substitution or derogation of any rights and remedies contained in the PPSA.  Whether or not the Debtor attaches its corporate seal, if a corporation, this Agreement is intended to be and is deemed to be a deed given under seal.

41.

Assignment of Rental Payment

In the event of Default under this Agreement, the Debtor acknowledges and agrees that it has assigned to the Secured Party any rental payments due or to become due from or under any lease of the Collateral.

42.

General

This Agreement shall be a continuing security agreement in every respect, and no remedy for the enforcement of the rights of the Secured Party under this Agreement shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination.  If more than one person, including partnerships, corporations, or other entities, executes this Agreement, their obligations under this Agreement shall be joint and several and all corporations, partnerships or individuals shall remain liable under this Agreement until the Debtor is released in full.

43.

Gender and Number

Whenever the neuter is used in this Agreement, it shall be deemed to include the masculine and the feminine and the singular shall include the plural, whenever the context so requires.

44.

Headings

Any headings or marginal notes in this Agreement are not to be construed to be a part of this Agreement, but rather are intended for the convenience of the parties.

45.

Severability

Any provision of this Agreement that is invalid or prohibited by law shall, as to that provision, be severable and ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Agreement.

IN WITNESS WHEREOF the Debtor has executed this Agreement in favour of the Secured Party on the date first written above.

EXECUTED by IMPACT TECHNOLOGIES INC. in the presence of: /s/ Joselia Soares Witness	) ) ) ) ) ) )	IMPACT TECHNOLOGIES INC. per: /s/ Fernando Londe Authorized Signatory Print Name: Fernando Londe